Exhibit (d.2)

Schedule A

to the

Investment Advisory Agreement dated December 1, 2009

between

iShares Trust

and

BlackRock Fund Advisors

Pursuant to Section 6, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
iShares 10+ Year Credit Bond Fund	0.20%
iShares 10+ Year Government/Credit Bond Fund	0.20%

iShares 2012 S&P AMT-Free Municipal Series	0.30%
iShares 2013 S&P AMT-Free Municipal Series	0.30%
iShares 2014 S&P AMT-Free Municipal Series	0.30%
iShares 2015 S&P AMT-Free Municipal Series	0.30%
iShares 2016 S&P AMT-Free Municipal Series	0.30%
iShares 2017 S&P AMT-Free Municipal Series	0.30%

iShares Aaa-A Rated Corporate Bond Fund	0.15%

iShares Barclays 0-5 Year TIPS Bond Fund	0.20%
iShares Barclays 1-3 Year Credit Bond Fund (formerly known as iShares Lehman 1-3 Year Credit Bond Fund)	0.20%
iShares Barclays 1-3 Year Treasury Bond Fund (formerly known as iShares Lehman 1-3 Year Treasury Bond Fund)	0.15%
iShares Barclays 3-7 Year Treasury Bond Fund (formerly known as iShares Lehman 3-7 Year Treasury Bond Fund)	0.15%
iShares Barclays 7-10 Year Treasury Bond Fund (formerly known as iShares Lehman 7-10 Year Treasury Bond Fund)	0.15%
iShares Barclays 10-20 Year Treasury Bond Fund (formerly known as iShares Lehman 10-20 Year Treasury Bond Fund)	0.15%
iShares Barclays 20+ Year Treasury Bond Fund (formerly known as iShares Lehman 20+ Year Treasury Bond Fund)	0.15%
iShares Barclays Agency Bond Fund	0.20%
iShares Barclays Aggregate Bond Fund (formerly known as iShares Lehman Aggregate Bond Fund)	0.20%
iShares Barclays CMBS Bond Fund	0.25%
iShares Barclays Credit Bond Fund (formerly known as iShares Lehman Credit Bond Fund)	0.20%
iShares Barclays Government/Credit Bond Fund (formerly known as iShares Lehman Government/Credit Bond Fund)	0.20%
iShares Barclays Intermediate Credit Bond Fund (formerly known as iShares Lehman Intermediate Credit Bond Fund)	0.20%
iShares Barclays Intermediate Government/Credit Bond Fund (formerly known as iShares Lehman Intermediate Government/Credit Bond Fund)	0.20%
iShares Barclays MBS Bond Fund (formerly known as iShares Lehman MBS Bond Fund)	0.25%
iShares Barclays Short Treasury Bond Fund (formerly known as iShares Lehman Short Treasury Bond Fund)	0.15%
iShares Barclays TIPS Bond Fund (formerly known as iShares Lehman TIPS Bond Fund)	0.20%
iShares Barclays U.S. Treasury Bond Fund	0.15%

iShares Cohen & Steers Realty Majors Index Fund	0.35%

Fund	Annual Fee
iShares Dow Jones International Select Dividend Index Fund (formerly known as iShares Dow Jones EPAC Select Dividend Index Fund)	0.50%
iShares Dow Jones Select Dividend Index Fund	0.40%
iShares Dow Jones U.S. Index Fund (formerly known as iShares Dow Jones U.S. Total Market Index Fund)	0.20%

iShares Financials Sector Bond Fund	0.30%

iShares Floating Rate Note Fund	0.20%

iShares FTSE Developed Small Cap ex-North America Index Fund	0.50%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund (formerly known as iShares FTSE EPRA/NAREIT Asia Index Fund)	0.48%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund (formerly known as iShares FTSE EPRA/NAREIT Europe Index Fund)	0.48%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (formerly known as iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund)	0.48%
iShares FTSE EPRA/NAREIT North America Index Fund	0.48%
iShares FTSE NAREIT Real Estate 50 Index Fund	0.48%
iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Residential Index Fund)	0.48%
iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly known as iShares FTSE NAREIT Industrial/Office Index Fund)	0.48%
iShares FTSE NAREIT Retail Capped Index Fund (formerly known as iShares FTSE NAREIT Retail Index Fund)	0.48%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Mortgage REITs Index Fund)	0.48%

iShares Global Inflation-Linked Bond Fund	0.40%

iShares High Dividend Equity Fund	0.40%

iShares iBoxx $ High Yield Corporate Bond Fund	0.50%
iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as iShares GS $ InvesTopTM Corporate Bond Fund)	0.15%

iShares Industrials Sector Bond Fund	0.30%

iShares International Inflation-Linked Bond Fund	0.40%

iShares JPMorgan USD Emerging Markets Bond Fund	0.60%

iShares Morningstar Large Core Index Fund	0.20%
iShares Morningstar Large Growth Index Fund	0.25%
iShares Morningstar Large Value Index Fund	0.25%
iShares Morningstar Mid Core Index Fund	0.25%
iShares Morningstar Mid Growth Index Fund	0.30%
iShares Morningstar Mid Value Index Fund	0.30%
iShares Morningstar Small Core Index Fund	0.25%
iShares Morningstar Small Growth Index Fund	0.30%
iShares Morningstar Small Value Index Fund	0.30%

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund	0.48%
iShares MSCI ACWI ex US Consumer Staples Sector Index Fund	0.48%

Fund	Annual Fee
iShares MSCI ACWI ex US Energy Sector Index Fund	0.48%
iShares MSCI ACWI ex US Financials Sector Index Fund	0.48%
iShares MSCI ACWI ex US Health Care Sector Index Fund	0.48%
iShares MSCI ACWI ex US Industrials Sector Index Fund	0.48%
iShares MSCI ACWI ex US Information Technology Sector Index Fund	0.48%
iShares MSCI ACWI ex US Materials Sector Index Fund	0.48%
iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund	0.48%
iShares MSCI ACWI ex US Utilities Sector Index Fund	0.48%
iShares MSCI All Country Asia ex Japan Small Cap Index Fund	0.75%
iShares MSCI All Country Asia Information Technology Index Fund	0.69%
iShares MSCI Australia Small Cap Index Fund	0.59%
iShares MSCI Canada Small Cap Index Fund	0.59%
iShares MSCI Denmark Capped Investable Market Index Fund	0.53%
iShares MSCI EAFE Growth Index Fund	0.40%
iShares MSCI EAFE Small Cap Index Fund	0.40%
iShares MSCI EAFE Value Index Fund	0.40%
iShares MSCI Emerging Markets Latin America Index Fund	0.68%
iShares MSCI Europe Financials Sector Index Fund	0.48%
iShares MSCI Far East Financials Sector Index Fund	0.48%
iShares MSCI Finland Capped Investable Market Index Fund	0.53%
iShares MSCI Germany Small Cap Index Fund	0.59%
iShares MSCI Hong Kong Small Cap Index Fund	0.59%
iShares MSCI India Index Fund	0.65%
iShares MSCI India Small Cap Index Fund	0.74%
iShares MSCI KLD 400 Social Index Fund (formerly known as iShares FTSE KLD 400 Social Index Fund)	0.50%
iShares MSCI Kokusai Index Fund	0.25%
iShares MSCI Norway Capped Investable Market Index Fund	0.53%
iShares MSCI Singapore Small Cap Index Fund	0.59%
iShares MSCI South Korea Small Cap Index Fund	0.74%
iShares MSCI Taiwan Small Cap Index Fund	0.74%
iShares MSCI United Kingdom Small Cap Index Fund	0.59%
iShares MSCI USA ESG Select Social Index Fund (formerly known as iShares FTSE KLD Select Social Index Fund)	0.50%
iShares MSCI USA Minimum Volatility Index Fund	0.15%

iShares Nasdaq Biotechnology Index Fund	0.48%

iShares NYSE 100 Index Fund	0.20%
iShares NYSE Composite Index Fund	0.25%

iShares Russell 1000 Growth Index Fund	0.20%
iShares Russell 1000 Index Fund	0.15%
iShares Russell 1000 Value Index Fund	0.20%
iShares Russell 2000 Growth Index Fund	0.25%
iShares Russell 2000 Index Fund	0.20%
iShares Russell 2000 Value Index Fund	0.25%
iShares Russell 3000 Growth Index Fund	0.25%
iShares Russell 3000 Index Fund	0.20%
iShares Russell 3000 Value Index Fund	0.25%
iShares Russell Microcap Index Fund	0.60%
iShares Russell Midcap Growth Index Fund	0.25%
iShares Russell Midcap Index Fund	0.20%
iShares Russell Midcap Value Index Fund	0.25%

Fund	Annual Fee
iShares Russell Top 200 Growth Index Fund	0.20%
iShares Russell Top 200 Index Fund	0.15%
iShares Russell Top 200 Value Index Fund	0.20%

iShares S&P 100 Index Fund	0.20%
iShares S&P 1500 Index Fund	0.20%
iShares S&P 500 Growth Index Fund	0.18%
iShares S&P 500 Index Fund	0.0945%
iShares S&P 500 Value Index Fund	0.18%
iShares S&P Aggressive Allocation Fund	0.25%
iShares S&P Asia 50 Index Fund	0.50%
iShares S&P California AMT-Free Municipal Bond Fund (formerly known as iShares S&P California Municipal Bond Fund)	0.25%
iShares S&P Conservative Allocation Fund	0.25%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	0.35%
iShares S&P/Citigroup International Treasury Bond Fund	0.35%
iShares S&P Developed ex-U.S. Property Index Fund (formerly known as iShares S&P World ex-U.S. Property Index Fund)	0.48%
iShares S&P Emerging Markets Infrastructure Index Fund	0.75%
iShares S&P Europe 350 Index Fund	0.60%
iShares S&P Global 100 Index Fund	0.40%
iShares S&P Growth Allocation Fund	0.25%
iShares S&P India Nifty 50 Index Fund	0.89%
iShares S&P International Preferred Stock Index Fund	0.55%
iShares S&P Latin America 40 Index Fund	0.50%
iShares S&P MidCap 400 Growth Index Fund	0.25%
iShares S&P MidCap 400 Index Fund	0.20%
iShares S&P MidCap 400 Value Index Fund	0.25%
iShares S&P Moderate Allocation Fund	0.25%
iShares S&P National AMT-Free Municipal Bond Fund (formerly known as iShares S&P National Municipal Bond Fund)	0.25%
iShares S&P New York AMT-Free Municipal Bond Fund (formerly known as iShares S&P New York Municipal Bond Fund)	0.25%
iShares S&P Short Term National AMT-Free Municipal Bond Fund (formerly known as iShares S&P Short Term National Municipal Bond Fund)	0.25%
iShares S&P SmallCap 600 Growth Index Fund	0.25%
iShares S&P SmallCap 600 Index Fund	0.20%
iShares S&P SmallCap 600 Value Index Fund	0.25%
iShares S&P Target Date Retirement Income Index Fund	0.25%
iShares S&P Target Date 2010 Index Fund	0.25%
iShares S&P Target Date 2015 Index Fund	0.25%
iShares S&P Target Date 2020 Index Fund	0.25%
iShares S&P Target Date 2025 Index Fund	0.25%
iShares S&P Target Date 2030 Index Fund	0.25%
iShares S&P Target Date 2035 Index Fund	0.25%
iShares S&P Target Date 2040 Index Fund	0.25%
iShares S&P Target Date 2045 Index Fund	0.25%
iShares S&P Target Date 2050 Index Fund	0.25%
iShares S&P/TOPIX 150 Index Fund	0.50%
iShares S&P U.S. Preferred Stock Index Fund	0.48%

iShares Utilities Sector Bond Fund	0.30%

Advisory Fee for iShares PHLX, S&P Global and S&P U.S. Sector Funds

iShares PHLX SOX Semiconductor Sector Index Fund (formerly known as iShares S&P North American Technology-Semiconductors Index Fund)

iShares S&P Global Clean Energy Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Infrastructure Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Global Utilities Sector Index Fund

iShares S&P North American Natural Resources Sector Index Fund (formerly known as iShares S&P GSSITM Natural Resources Index Fund)

iShares S&P North American Technology Sector Index Fund (formerly known as iShares S&P GSTITM Technology Index Fund)

iShares S&P North American Technology-Multimedia Networking Index Fund (formerly known as iShares S&P GSTITM Networking Index Fund)

iShares S&P North American Technology-Software Index Fund (formerly known as iShares S&P GSTITM Software Index Fund)

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

Advisory Fee for iShares FTSE China Funds iShares FTSE China 25 Index Fund (formerly known as iShares FTSE/Xinhua China 25 Index Fund) iShares FTSE China (HK Listed) Index Fund

0.74% per annum of the aggregate net assets less than or equal to $6.0 billion plus 0.67% per annum of the aggregate net assets over $6.0 billion, up to and including $12.0 billion plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion

Advisory Fee for iShares Dow Jones Sector Funds

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion

Advisory Fee for iShares Category VI Funds:

iShares MSCI ACWI Index Fund

iShares MSCI ACWI ex US Index Fund

iShares MSCI All Country World Minimum Volatility Index Fund*

iShares MSCI EAFE Index Fund

iShares MSCI EAFE Minimum Volatility Index Fund

0.35% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.32% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion

Advisory Fee for Category I Funds:

iShares MSCI Australia Index Fund*

iShares MSCI Austria Investable Market Index Fund*

iShares MSCI Belgium Investable Market Index Fund*

iShares MSCI Canada Index Fund*

iShares MSCI EMU Index Fund*

iShares MSCI France Index Fund*

iShares MSCI Germany Index Fund*

iShares MSCI Hong Kong Index Fund*

iShares MSCI Ireland Capped Investable Market Index Fund

iShares MSCI Italy Index Fund*

iShares MSCI Japan Index Fund*

iShares MSCI Japan Small Cap Index Fund*

iShares MSCI Malaysia Index Fund*

iShares MSCI Mexico Investable Market Index Fund*

iShares MSCI Netherlands Investable Market Index Fund*

iShares MSCI New Zealand Investable Market Index Fund

iShares MSCI Singapore Index Fund*

iShares MSCI Spain Index Fund*

iShares MSCI Sweden Index Fund*

iShares MSCI Switzerland Index Fund*

iShares MSCI United Kingdom Index Fund*

0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds over $7.0 billion, up to and including $11.0 billion plus 0.49% per annum of the aggregate net assets of the Category I Funds over $11.0 billion, up to and including $24.0 billion plus 0.44% per annum of the aggregate net assets of the Category I Funds over $24.0 billion, up to and including $48.0 billion plus 0.40% per annum of the aggregate net assets of the Category I Funds in excess of $48.0 billion

Advisory Fee for Category II Funds:
iShares MSCI All Peru Capped Index Fund iShares MSCI Brazil Index Fund* iShares MSCI Brazil Small Cap Index Fund iShares MSCI Chile Investable Market Index Fund*

iShares MSCI China Index Fund

iShares MSCI China Small Cap Index Fund

iShares MSCI Indonesia Investable Market Index Fund

iShares MSCI Israel Capped Investable Market Index Fund*

iShares MSCI Philippines Investable Market Index Fund

iShares MSCI Poland Investable Market Index Fund

iShares MSCI Russia Capped Index Fund**

iShares MSCI South Africa Index Fund*

iShares MSCI South Korea Index Fund*

iShares MSCI Taiwan Index Fund*

iShares MSCI Thailand Investable Market Index Fund*

iShares MSCI Turkey Investable Market Index Fund*

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.69% per annum of the aggregate net assets of the Category II Funds over $2.0 billion, up to and including $4.0 billion plus 0.64% per annum of the aggregate net assets of the Category II Funds over $4.0 billion, up to and including $8.0 billion plus 0.57% per annum of the aggregate net assets of the Category II Funds over $8.0 billion, up to and including $16.0 billion plus 0.51% per annum of the aggregate net assets of the Category II Funds over $16.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets of the Category II Funds in excess of $32.0 billion

Advisory Fee for Category IV Funds

iShares MSCI All Country Asia ex Japan Index Fund

iShares MSCI BRIC Index Fund*

iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund*

iShares MSCI Emerging Markets Eastern Europe Index Fund*

iShares MSCI Emerging Markets Energy Sector Capped Index Fund*

iShares MSCI Emerging Markets Financials Sector Index Fund

iShares MSCI Emerging Markets Index Fund*

iShares MSCI Emerging Markets Materials Sector Index Fund

iShares MSCI Emerging Markets Minimum Volatility Index Fund*

iShares MSCI Emerging Markets Small Cap Index Fund*

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion plus 0.68% per annum of the aggregate net assets of the Category IV Funds over $14.0 billion, up to and including $28.0 billion plus 0.61% per annum of the aggregate net assets of the Category IV Funds over $28.0 billion, up to and including $42.0 billion plus 0.56% per annum of the aggregate net assets of the Category IV Funds over $42.0 billion, up to and including $56.0 billion plus 0.50% per annum of the aggregate net assets of the Category IV Funds over $56.0 billion, up to and including $70.0 billion plus 0.45% per annum of the aggregate net assets of the Category IV Funds over $70.0 billion, up to and including $84.0 billion plus 0.40% per annum of the aggregate net assets of the Category IV Funds in excess of $84.0 billion

*	This Fund is a fund of iShares, Inc.
**	This Fund is a fund of iShares MSCI Russia Capped Index Fund, Inc.

Amended and Approved by the Board of Trustees of iShares Trust on December 5-6, 2011.